UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

United Development Funding III, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53159	20-3269195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 200, Grapevine, Texas

76051

(Address of principal executive offices)

(Zip Code)

(214) 370-8960

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 21, 2019, the Texas Judicial Branch Fifth Court of Appeals (the “Appeals Court”) issued a decision favorable to United Development Funding (“UDF,” as described below) in the ongoing litigation between UDF and defendants J. Kyle Bass (“Bass”) and Hayman Capital (“Hayman,” as described below, and together with Bass, “Defendants”). Specifically, in the matter of J. Kyle Bass, et. al. versus United Development Funding, L.P., et. al., the Appeals Court affirmed the decision by the Dallas County Court (the “Court”) to deny the Defendants’ bid to dismiss UDF’s lawsuit under the Texas Citizens Participation Act (“TCPA”).

The Appeals Court reviewed over 2,000 pages of pleadings, affidavits and evidence, concluding:

•	“UDF’s pleadings and affidavits explain how and why Hayman’s statements were false” and “Illustrate and describe how and why Hayman made the false statements knowingly or recklessly, and chronicle the economic and business damages and losses UDF sustained as a direct result of Hayman’s false statements.”

•	“This is not a case in which the plaintiff merely provided the “minimum quantum of evidence” necessary to satisfy its burden to state a prima facie case for its claims. See In re Lipsky, 460 S.W.3d 579, 590 (Tex. 2015). Rather, the prodigious quantity of details and specific fact allegations in UDF’s pleadings and affidavits that support a rational inference establishing the challenged elements is much like a restaurant menu with too many offerings—the difficulty lies in choosing which examples, and what level of detail, to include in our opinion.”

•	“Hayman’s initial anonymous posts on a website it created using a false name further indicate its state of mind. UDF offered sufficient evidence to support a fact finding that Hayman did not want to be identified as the publisher of the posts challenging the legitimacy and legality of UDF’s business so that its statements would be more certain to plunge UDF’s stock value, resulting in a huge profit to Hayman, which, in fact, is what happened.”

•	“UDF adduced clear and specific evidence…that supports a rational inference that Hayman intended to interfere with UDF’s economic interests by publishing and disseminating unconfirmed, false and derogatory statements about UDF’s business that were almost certain to have a severe negative impact on UDF’s current and prospective business and on UDF’s stock value; and Hayman deliberately distorted facts, omitted facts contrary to its ‘story’ and purposefully avoided discovering facts that might show the falsity of its accusations.”

•	“We conclude that UDF met its burden under the TCPA to provide clear and specific evidence establishing that Hayman acted with actual malice and proximately caused UDF’s alleged damages and losses.”

•	“Likewise, because we conclude UDF stated a prima facie case for its claims for business disparagement, tortious interference with contract, and tortious interference with business relationships, we conclude UDF satisfied its burden under the TCPA to provide clear and specific evidence establishing a prima facie case for its conspiracy claims.”

•	“UDF backed up its damages claims with affidavits and documentary evidence.”

On November 28, 2017, UDF filed a lawsuit in the Court against the Defendants asserting Hayman made false statements that disparaged UDF’s business and tortuously interfered with its current and prospective contracts and business relationships, and that those statements were made with malice and caused extensive damage to UDF’s business. UDF requested actual and exemplary damages as well as an award of its attorneys’ fees.

On June 12, 2018, the Court, after allowing limited discovery, ruled that the UDF plaintiffs had set forth a prima facie case of intentional business disparagement and tortious interference by the Defendants, denying the Defendants’ motion to dismiss the lawsuit under the TCPA. On June 29, 2018, the Defendants filed a notice of accelerated appeal. UDF filed its Appellate brief on November 15, 2018 opposing the Defendants’ appeal and presented its oral argument to the Appeals Court on May 2, 2019.

On appeal, the UDF plaintiffs were represented by Ellen A. Cirangle, Jonathan E. Sommer and Kyle A. Withers with Lubin Olson & Niewiadomski LLP, who have extensive experience successfully litigating market manipulation claims against hedge funds, Judge Scott A. Brister of Hunton Andrews Kurth LLP, who has previously provided 20 years of judicial service at all levels of the Texas Court system including the Texas Supreme Court, and Rodney Smolla, Dean of the Delaware Law School of Widener University and a nationally-recognized expert in First Amendment law.

The complete 47-page opinion can be found at the Texas Judicial Branch Fifth Court of Appeals website (www.search.txcourts.gov), using the Case No. 05-18-00752-CV. No assurances can be given that UDF will receive any damages as a result of the lawsuit, nor can any assurances be given regarding a timeframe for a resolution of the lawsuit. Public documents filed with the court, including discovery and UDF’s filings, can be found at www.udfonline.com/litigation. A complete history of all the court filings related to this case can be found at the Court’s website (https://courtsportal.dallascounty.org/DALLASPROD), using the Case No. CC-17-06253-C.

“UDF” refers to plaintiffs United Development Funding, L.P., United Development Funding II, L.P., United Development Funding III, L.P. (the “Fund”), United Development Funding IV, United Development Funding Income Fund V, United Mortgage Trust, United Development Funding Land Opportunity Fund, L.P., and United Development Funding Land Opportunity Fund Investors, L.L.C.

“Hayman” refers to defendants Hayman Capital Management, L.P., Hayman Offshore Management, Inc., Hayman Capital Master Fund, L.P., Hayman Capital Partners, L.P., Hayman Capital Offshore Partners, LP and Hayman Investments, LLC.

Cautionary Note Regarding Forward-Looking Statements

This filing may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to business prospects, outcome of litigation and other matters. The Fund makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements included herein that address activities, events or developments that the Fund expects, believes or anticipates will exist or may occur in the future, are forward-looking statements. These forward-looking statements are based on management’s current intents, beliefs, expectations and assumptions and on information currently available to management that are subject to risks and uncertainties, many of which are outside of the Fund’s control, and could cause future events or results to be materially different from those stated or implied in these forward-looking statements. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. Investors should read the cautionary statements set forth in the Fund’s periodic filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding III, L.P.

	By:	UMTH Land Development, L.P.
Its General Partner

		By:	UMT Services, Inc.
Its General Partner

Dated: August 29, 2019			By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw
President and Chief Executive Officer